UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5739

Name of Fund: MuniEnhanced Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniEnhanced
      Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 01/31/03

Date of reporting period: 02/01/02 - 1/31/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers

Annual Report
January 31, 2003

MuniEnhanced
Fund, Inc.

www.mlim.ml.com

                            MuniEnhanced Fund, Inc.

The Benefits and
Risks of Leveraging

MuniEnhanced Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses on invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

Swap
Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

                                       MuniEnhanced Fund, Inc., January 31, 2003

TO OUR SHAREHOLDERS

For the year ended January 31, 2003, the Common Stock of MuniEnhanced Fund, Inc. had a net annualized yield of 5.99%, based on a year-end per share net asset value of $11.65 and $.698 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +8.62%, based on a change in per share net asset value from $11.43 to $11.65, and assuming reinvestment of $.696 per share ordinary income dividends. For the six months ended January 31, 2003, the Fund's Common Stock had a total investment return of +3.61%, based on change in per share net asset value from $11.61 to $11.65, and assuming reinvestment of $.348 per share income dividends.

For the six-month period ended January 31, 2003, the Fund's Preferred Stock had an average dividend yield as follows: Series A, 1.34%; Series B, 2.03%; and Series C, 1.26%.

The Municipal Market Environment

During the six-month period ended January 31, 2003, long-term fixed income interest rates continued to move lower. As they had in 2002, declining U.S. equity markets and escalating worldwide political tensions easily overshadowed the incipient U.S. economic recovery, allowing bond yields to fall to recent historical lows. Economic releases, such as national employment and purchasing manager surveys, were generally weak early in the period. Additionally, at its August 2002 meeting, the Federal Reserve Board indicated that concerns about future economic weakness outweighed those of rising inflation. This signaled that the Federal Reserve Board was more likely to continue to lower short-term interest rates to boost economic activity rather than to raise them to reduce inflationary pressures. These factors combined to generate a very favorable fixed income environment during August and September 2002. The dramatic decline in equity values in late August and September triggered a significant fixed income rally as investors sought the safe-haven status of U.S. Treasury issues. By the end of September, U.S. Treasury bond yields had fallen to 4.65%.

Bolstered by an unexpected decline in the national unemployment rate to 5.6% in early October, U.S. equity markets staged a strong rally throughout much of the month. The Standard & Poor's 500 (S&P 500) Index rose over 8% for October, triggered by stronger-than-expected earnings reports from a large number of companies, such as General Electric Company, International Business Machines Corporation and Microsoft Corporation. As they have throughout most of the period, bond prices traded in an inverse relationship to equity prices. Consequently, as stocks rallied, bond yields rose in October, despite generally weak economic releases. During October, the U.S. housing sector remained quite robust, but retail sales and industrial production slowed. Fixed income bond yields remained under pressure in November as U.S. equity markets continued to strengthen. During November, the S&P 500 Index rose an additional 5.5%. Equity prices were supported by further signs of U.S. economic recovery, especially improving labor market activity. By the end of November, third quarter gross domestic product growth was 4%. Financial conditions were also strengthened by a larger-than-expected reduction in short-term interest rates by the Federal Reserve Board in early November. The Federal Funds target rate was lowered 50 basis points (.50%) to 1.25%, its lowest level since the 1960s. Recent action by the Federal Reserve Board was largely viewed as being taken to bolster the sputtering U.S. economic recovery. Rebounding U.S. equity markets and the prospects for a more substantial U.S. economic recovery pushed long-term U.S. Treasury yield levels to 5.10% by late November.

In December 2002 and January 2003, softer equity prices and renewed investor concerns about potential military action against Iraq and nuclear tensions in North Korea again pushed bond prices higher. The S&P 500 Index declined more than 5% in December on disappointing earnings reports and anticipated weak holiday retail sales. During January, the S&P 500 Index declined an additional 2.5% as businesses tried to scale back analysts' expectations of future earnings. In early 2003, investors again sought the safety of U.S. Treasury securities. U.S. Treasury bond yields declined more than 25 basis points in December and January to end the period at approximately 4.85%. Over the last six months, U.S. Treasury bond yields fell more than 45 basis points.

For the six-month period ended January 31, 2003, tax-exempt bond prices also generally rose. In recent months, municipal bond yields have declined in response to the positive fixed income environment engendered by falling equity valuations. Price advances in tax-exempt issues have not been able to keep pace with U.S. Treasury bond price improvement as municipal bonds cannot offer foreign investors the safe-haven status U.S. Treasury obligations enjoy in periods of economic and political instability. Additionally, tax-exempt bond issuance increased dramatically in the last half of 2002, removing some of the positive technical support the municipal bond market enjoyed earlier in 2002. At the end of January 2003, long-term municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, stood at 5.34%, a decline of approximately 15 basis points during the last six months.

Investor demand for tax-exempt products remained positive throughout the period. In addition to the approximately $75 billion investors received from June to August 2002 from bond maturities, coupon income and proceeds from early redemptions, investors also received approximately $30 billion from these sources in January 2003. The Investment Company Institute reported that in 2002 municipal bond funds net cash flows were very positive at more than $16 billion, an increase of over 40% compared to 2001. However, these positive demand factors have not been able to offset the increase in tax-exempt new-issue supply that has resulted in the underperformance seen in recent months. This price underperformance served to make municipal bonds a particularly attractive purchase relative to their taxable counterparts. Throughout most of the yield curve, municipal bonds have been available for purchase at yields near or exceeding those of comparable U.S. Treasury issues. Compared to their recent historical averages of 82% - 88% of U.S. Treasury yields, municipal bond yield ratios in their current 95% - 105% range are likely to prove attractive to long-term investors.

Continued uncertainty regarding the pace of the current U.S. economic recovery as well as the resolution of the U.N./Iraq confrontation are likely to keep interest rates near their present levels for the immediate future. Equity market declines over the past three years have helped push interest rates lower than economic fundamentals alone would support. When U.S. business conditions improve and equity markets stabilize, any associated interest rate increases should not be extreme. Inflationary pressures are negligible and any move by the Federal Reserve Board to raise short-term interest rates is unlikely before late 2003. As equity valuations are likely to only gradually improve, the U.S. economic recovery is also likely to be a moderate process. This suggests that the pace of any interest rate increases will also be gradual. As the municipal bond market's strong technical position can be expected to remain supportive in the coming months, future tax-exempt interest rate increases should be more restrained than their taxable counterparts.

Portfolio Strategy

For the six-month period ended January 31, 2003, we maintained the Fund's fully invested position and strong credit profile in an effort to seek to enhance shareholder income. Our strategy focused on remaining in a modestly defensive structure by investing primarily in premium coupon issues and intermediate maturities. We concentrated new purchases on premium coupon bonds in the 20-year
- 25-year maturity range. These maturities offered approximately 95% of maximum yield available in the entire municipal yield curve with less interest rate volatility than that associated with longer maturity bonds. Because of the steepness of the municipal bond yield curve, purchases of shorter maturity bonds would result in a significant yield sacrifice. We adopted this strategy in recognition of relatively low nominal municipal yields against a backdrop of a cautious economic environment. At the end of the six-month period, 98.4% of the Fund's assets were invested in securities rated A or better and more than 85% of the Fund's assets were invested in securities insured by AAA-rated municipal bond insurers.


                                      2 & 3

                                       MuniEnhanced Fund, Inc., January 31, 2003

During the period, the Fund's borrowing costs were very low, at approximately 1.5%. These levels, in combination with a steep tax-exempt yield curve, provided a generous income benefit to the Common Stock shareholders from the leveraging of the Preferred Stock. Further material declines in short-term interest rates would require significant easing of monetary policy by the Federal Reserve Board. While such action is not expected, neither is a material increase in short-term interest rates. We believe that the Fund's short-term borrowing costs should remain at current levels for the foreseeable future. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Despite significant monetary and fiscal stimuli, the U.S. economy is facing considerable uncertainty. International economic weakness has also contributed, with the potential conflict in Iraq weighing on the domestic economy and future fiscal considerations. Consequently, we expect to retain the Fund's current stance for the immediate future. Looking ahead, we intend to remain essentially fully invested and maintain the Fund's current high credit quality profile. We will continue to seek opportunities in the new-issue market to purchase premium coupon issues. However, should the economic outlook brighten, we will adjust the portfolio to become more defensive.

In Conclusion

We appreciate your ongoing interest in MuniEnhanced Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Michael Kalinoski

Michael Kalinoski
Vice President and Portfolio Manager

March 5, 2003

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                          S&P        Moody's     Face
STATE                   Ratings+     Ratings+   Amount    Issue                                                             Value
==================================================================================================================================
Alabama--1.7%             AAA          NR*     $ 3,000    Birmingham, Alabama, Capital Improvement Warrants,
                                                          GO, Series A, 5.55% due 8/01/2021 (f)                           $  3,220
                          AAA          Aaa       2,500    Huntsville, Alabama, Health Care Authority, Health
                                                          Care Facilities Revenue Bonds, Series B, 6.625%
                                                          due 6/01/2004 (f)(g)                                               2,729
==================================================================================================================================
Alaska--2.6%              AAA          Aaa       3,285    Alaska Energy Authority, Power Revenue Refunding
                                                          Bonds (Bradley Lake), Fourth Series, 6% due 7/01/2016 (d)          3,820
                          AA+          NR*       5,000    Valdez, Alaska, Marine Terminal Revenue Refunding
                                                          Bonds (Sohio Pipeline--British Petroleum Oil), 7.125%
                                                          due 12/01/2025                                                     5,222
==================================================================================================================================
California--6.1%          AAA          Aaa       5,000    Anaheim, California, Public Financing Authority, Lease
                                                          Revenue Bonds (Public Improvements Project),
                                                          Senior-Series A, 6% due 9/01/2024 (d)                              5,757
                          AAA          NR*       3,755    California Rural Home Mortgage Finance Authority,
                                                          S/F Mortgage Revenue Bonds, AMT, Series D, 7.10%
                                                          due 6/01/2031 (c)                                                  4,244
                          BBB+         A3        1,800    California State, Department of Water Resources,
                                                          Power Supply Revenue Bonds, Series A, 5.375%
                                                          due 5/01/2022                                                      1,833
                          A            A1        3,000    Golden State Tobacco Securitization Corporation,
                                                          California, Tobacco Settlement Revenue Bonds,
                                                          Series 2003-A-1, 6.75% due 6/01/2039                               2,921
                          AAA          Aaa       1,595    San Diego, California, Unified School District,
                                                          Election 1998, GO, Series D, 5.25% due 7/01/2024 (b)               1,657
                          AAA          Aaa       4,210    San Francisco, California, City and County Airport
                                                          Commission, International Airport Revenue Bonds,
                                                          AMT, Second Series, Issue 6, 6.60% due 5/01/2024 (a)               4,533
==================================================================================================================================
Colorado--18.0%           AAA          Aaa         400    Adams County, Colorado, School District Number 12,
                                                          GO (Adams 12 Five Star Schools), Series A, 5.50%
                                                          due 12/15/2022 (d)                                                   429
                                                          Boulder County, Colorado, Hospital Development
                                                          Revenue Bonds (Longmont United Hospital Project) (l):
                          AA           NR*       2,705         5.60% due 12/01/2015                                          2,880
                          AA           NR*       2,135         5.75% due 12/01/2020                                          2,257

Portfolio
Abbreviations

To simplify the listings of MuniEnhanced Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DRIVERS   Derivative Inverse Tax-Exempt Receipts
EDA       Economic Development Authority
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
IDA       Industrial Development Authority
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family


                                      4 & 5

                                       MuniEnhanced Fund, Inc., January 31, 2003

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                          S&P        Moody's     Face
STATE                   Ratings+     Ratings+   Amount    Issue                                                             Value
==================================================================================================================================
Colorado                  AAA          NR*     $ 2,130    Boulder County, Colorado, Sales and Use Tax, Open
(concluded)                                               Space Revenue Bonds, Series A, 6% due 12/15/2019 (b)            $  2,419
                          AAA          Aaa         500    Broomfield, Colorado, COP, Refunding, 5.75%
                                                          due 12/01/2024 (a)                                                   539
                          NR*          Aa2         865    Colorado HFA, Revenue Bonds (S/F Program),
                                                          AMT, Senior Series A-1, 7.40% due 11/01/2027                         878
                                                          Colorado HFA, Revenue Refunding Bonds (S/F Program):
                          NR*          Aa2       3,665         AMT, Senior Series A-2, 7.50% due 4/01/2031                   3,934
                          AA           Aa2       3,155         AMT, Series D-2, 6.90% due 4/01/2029                          3,492
                          NR*          Aa2       3,300         Senior Series A-3, 6.05% due 10/01/2016                       3,486
                                                          Colorado Health Facilities Authority Revenue Bonds,
                                                          Series A:
                          AA           Aa2       1,800         (Catholic Health Initiatives), 5.50% due 3/01/2032            1,823
                          AA           NR*       1,200         (Covenant Retirement Communities), 5.50%
                                                               due 12/01/2027                                                1,215
                          AA           NR*         675         (Covenant Retirement Communities), 5.50% due
                                                               12/01/2033 (l)                                                  681
                          NR*          Aa2       7,025    Colorado Housing and Finance Authority Revenue Bonds,
                                                          DRIVERS, AMT, Series 251, 12.10% due 4/01/2030 (h)                 8,001
                          AAA          Aaa       4,280    Colorado Water Resource Power Development Authority,
                                                          Clean Water Revenue Bonds, Series A, 6.25% due 9/01/2016           4,999
                          AAA          Aaa      11,000    Denver, Colorado, City and County Airport Revenue Bonds,
                                                          AMT, Series D, 7.75% due 11/15/2013 (f)                           13,829
                          AAA          Aaa       2,000    Denver, Colorado, City and County Airport Revenue
                                                          Refunding Bonds, AMT, Series A, 6% due 11/15/2018 (a)              2,192
                          AAA          Aaa       5,450    El Paso County, Colorado, School District Number 49,
                                                          Falcon, GO, Series A, 6% due 12/01/2018 (d)                        6,391
                          AAA          Aaa       1,900    Northwest Parkway, Colorado, Public Highway Authority
                                                          Revenue Bonds, Series A, 5.50% due 6/15/2021 (a)                   2,051
==================================================================================================================================
Connecticut--1.1%         AAA          Aaa       3,500    Connecticut State Special Tax Obligation Revenue Bonds,
                                                          6.25% due 10/01/2004 (b)(g)                                        3,823
==================================================================================================================================
Delaware--0.7%            AAA          Aaa       2,000    Delaware Transportation Authority, Transportation System
                                                          Revenue Bonds, 7% due 7/01/2004 (b)(g)                             2,202
==================================================================================================================================
District of               AAA          Aaa       5,150    District of Columbia, GO, Refunding, DRIVERS, Series 152,
Columbia--1.8%                                            9.527% due 6/01/2013 (d)(h)                                        6,180
==================================================================================================================================
Georgia--5.2%             AAA          Aaa       1,500    Atlanta, Georgia, Airport Revenue Refunding Bonds,
                                                          Series A, 5.60% due 1/01/2030 (b)                                  1,582
                                                          Georgia Municipal Electric Authority, Power Revenue
                                                          Refunding Bonds:
                          AAA          Aaa       7,725         Series EE, 7% due 1/01/2025 (a)                               9,976
                          AAA          Aaa         340         Series V, 6.60% due 1/01/2018 (f)(i)                            420
                          AAA          Aaa         940         Series W, 6.60% due 1/01/2018 (f)                             1,163
                          AAA          Aaa          60         Series W, 6.60% due 1/01/2018 (f)(i)                             75
                          AAA          NR*         700         Series Z, 5.50% due 1/01/2020 (f)                               785
                          AAA          Aaa       3,500    Metropolitan Atlanta, Georgia, Rapid Transit Authority,
                                                          Sales Tax Revenue Bonds, Second Indenture, Series A,
                                                          6.90% due 7/01/2004 (f)(g)                                         3,848
==================================================================================================================================
Hawaii--0.3%              AAA          Aaa       1,105    Hawaii State Department of Budget and Finance, Special
                                                          Purpose Mortgage Revenue Bonds (Hawaiian Electric
                                                          Company, Inc. Project), AMT, Series C, 7.375%
                                                          due 12/01/2020 (f)                                                 1,134
==================================================================================================================================
Illinois--14.2%           NR*          Aaa       5,125    Chicago, Illinois, Board of Education, GO, RIB, Series 467,
                                                          10.06% due 12/01/2027 (a)(h)                                       5,906
                          AAA          Aaa       3,750    Chicago, Illinois, Gas Supply Revenue Refunding Bonds
                                                          (People's Gas, Light & Coke), Series A, 6.10%
                                                          due 6/01/2025 (a)                                                  4,138
                          AAA          NR*       4,550    Chicago, Illinois, O'Hare International Airport Revenue
                                                          Refunding Bonds, DRIVERS, AMT, Series 250, 10.01%
                                                          due 1/01/2021 (f)(h)                                               5,123
                          AAA          Aaa       3,000    Cook County, Illinois, Capital Improvement, GO, Series C,
                                                          5.50% due 11/15/2026 (a)                                           3,174
                          AAA          Aaa       2,240    Cook County, Illinois, Community College District No. 508,
                                                          Chicago, COP, Refunding, 8.75% due 1/01/2007 (b)                   2,759
                          AAA          Aaa       3,000    Illinois Health Facilities Authority, Revenue Refunding
                                                          Bonds (Servantcor Project), Series A, 6.375%
                                                          due 8/15/2006 (d)(g)                                               3,457
                          NR*          Aaa       4,505    McHenry County, Illinois, Community Consolidated School
                                                          District Number 047, Crystal Lake, GO, Refunding, 5.75%
                                                          due 2/01/2019 (d)                                                  4,932
                          AAA          Aaa       3,000    Metropolitan Pier and Exposition Authority, Illinois,
                                                          Dedicated State Tax Revenue Refunding Bonds (McCormick
                                                          Place Expansion), Series B, 5.75% due 6/15/2023 (f)                3,297
                                                          Ogle Lee and De Kalb Counties, Illinois, Township High
                                                          School District Number 212, GO (f):
                          NR*          Aaa       1,000         6% due 12/01/2016                                             1,140
                          NR*          Aaa       1,340         6% due 12/01/2019                                             1,513
                          AAA          Aaa      10,115    Regional Transportation Authority, Illinois, Revenue Bonds,
                                                          Series A, 7.20% due 11/01/2020 (a)                                13,211
==================================================================================================================================
Indiana--2.5%             AAA          Aaa       2,500    Brownsburg, Indiana, School Building Corporation, First
                                                          Mortgage Revenue Bonds (Brownsburg Community School),
                                                          5.55% due 2/01/2024 (f)                                            2,632
                          AAA          Aaa       4,080    Hammond, Indiana, Multi-School Building Corporation,
                                                          First Mortgage Revenue Refunding Bonds, 6.125%
                                                          due 7/15/2019 (f)                                                  4,647
                          AAA          Aaa       1,000    New Albany, Floyd County, Indiana, First Mortgage
                                                          Revenue Bonds (School Building Corporation), 5.75%
                                                          due 7/15/2020 (b)                                                  1,106
==================================================================================================================================
Kansas--9.3%              NR*          Aaa      14,740    Kansas City, Kansas, Utility System, Revenue Refunding
                                                          Bonds, RITR, Series 1, 11.12% due 9/01/2023 (b)(h)                17,518
                          NR*          Aaa       1,715    Kansas State Development Finance Authority Revenue
                                                          Bonds (Public Water Supply Revolving Loan), Series
                                                          2, 5.75% due 4/01/2015 (a)                                         1,919
                                                          Sedgwick and Shawnee Counties, Kansas, S/F Revenue
                                                          Bonds, AMT (e):
                          NR*          Aaa       1,985         (Mortgage-Backed Securities Program), Series A-2,
                                                               7.60% due 12/01/2031 (f)                                      2,261
                          NR*          Aaa       2,480         Series A-1, 6.875% due 12/01/2026                             2,815
                          AAA          Aaa       4,125         Series A-1, 6.875% due 12/01/2026 (f)                         4,682
                          AAA          Aaa       2,500    Wamego, Kansas, PCR, Refunding (Kansas Gas and
                                                          Electric Company Project), 7% due 6/01/2031 (f)                    2,548
==================================================================================================================================
Louisiana--2.1%           AAA          Aaa       6,000    Louisiana Local Government, Environmental Facilities,
                                                          Community Development Authority Revenue Bonds
                                                          (Capital Projects and Equipment Acquisition), Series A,
                                                          6.30% due 7/01/2030 (a)                                            7,133
==================================================================================================================================
Massachusetts--0.9%       AAA          Aaa         850    Massachusetts State, GO, Refunding, Consolidated Loan,
                                                          Series D, 5.375% due 8/01/2022 (f)                                   900
                          AAA          Aaa       1,970    Massachusetts State Port Authority, Special Facilities
                                                          Revenue Bonds (Delta Air Lines Inc. Project), AMT,
                                                          Series A, 5.50% due 1/01/2019 (a)                                  2,024
==================================================================================================================================


                                     6 & 7

                                       MuniEnhanced Fund, Inc., January 31, 2003

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                          S&P        Moody's     Face
STATE                   Ratings+     Ratings+   Amount    Issue                                                             Value
==================================================================================================================================
Michigan--3.1%            AAA          NR*     $ 2,200    Michigan Higher Education Student Loan Authority,
                                                          Student Loan Revenue Refunding Bonds, AMT, Series
                                                          XVII-G, 5.20% due 9/01/2020 (a)                                 $  2,234
                                                          Michigan State Strategic Fund, Limited Obligation
                                                          Revenue Refunding Bonds (Detroit Edison Company
                                                          Project) (m):
                          AAA          Aaa       1,500         5.45% due 9/01/2029                                           1,555
                          AAA          Aaa       2,500         AMT, Series C, 5.65% due 9/01/2029                            2,578
                          AAA          Aaa       4,300         AMT, Series C, 5.45% due 12/15/2032                           4,358
==================================================================================================================================
Minnesota--2.7%           AAA          NR*       5,840    Minneapolis and St. Paul, Minnesota, Metropolitan
                                                          Airports Commission, Airport Revenue Bonds, DRIVERS,
                                                          AMT, Series 203, 10.01% due 1/01/2012 (b)(h)                       6,996
                                                          Minnesota State Retirement System, Building Revenue
                                                          Bonds:
                          AAA          Aaa       1,100         5.80% due 6/01/2020                                           1,220
                          AAA          Aaa       1,000         5.875% due 6/01/2022                                          1,101
==================================================================================================================================
Mississippi--0.8%         AAA          Aaa       2,400    Walnut Grove, Mississippi, Correctional Authority, COP,
                                                          6% due 11/01/2019 (a)                                              2,740
==================================================================================================================================
Missouri--1.5%            AAA          Aaa       3,000    Kansas City, Missouri, Airport Revenue Bonds, General
                                                          Improvement, Series B, 6.875% due 9/01/2004 (d)(g)                 3,294
                          AAA          NR*       1,560    Missouri State Housing Development Commission, S/F
                                                          Mortgage Revenue Bonds (Homeowner Loan), AMT,
                                                          Series C-1, 7.15% due 3/01/2032 (c)                                1,714
==================================================================================================================================
Montana--0.7%             AAA          Aaa       2,185    Forsyth, Montana, PCR, Refunding (Puget Sound Power
                                                          and Light Company), AMT, 7.25% due 8/01/2021 (a)                   2,232
==================================================================================================================================
Nebraska--0.5%            A+           A1        1,700    Washington County, Nebraska, Wastewater Facilities
                                                          Revenue Bonds (Cargill Inc. Project), AMT, 5.90%
                                                          due 11/01/2027                                                     1,701
==================================================================================================================================
Nevada--4.3%              AAA          Aaa         750    Director of State, Nevada, Department of Business and
                                                          Industry Revenue Bonds (Las Vegas Monorail Company
                                                          Project), First Tier, 5.625% due 1/01/2032 (a)                       793
                          AAA          Aaa      10,450    Washoe County, Nevada, Gas and Water Facilities
                                                          Revenue Refunding Bonds (Sierra Pacific Power
                                                          Company), 6.30% due 12/01/2014 (a)                                10,801
                          AAA          Aaa       3,000    Washoe County, Nevada, Water Facility Revenue
                                                          Bonds (Sierra Pacific Power Company), AMT, 6.65%
                                                          due 6/01/2017 (f)                                                  3,120
==================================================================================================================================
New Hampshire--3.1%       AAA          Aaa       7,390    New Hampshire Health and Education Facilities Authority
                                                          Revenue Bonds (Dartmouth-Hitchcock Obligation Group),
                                                          5.50% due 8/01/2027 (d)                                            7,809
                          AAA          Aaa       2,650    New Hampshire State Business Finance Authority, PCR,
                                                          Refunding (Public Service Company of New Hampshire
                                                          Project), Series C, 5.45% due 5/01/2021 (f)                        2,824
==================================================================================================================================
New Jersey--1.8%          AAA          Aaa       2,590    New Jersey State Housing and Mortgage Finance Agency,
                                                          Home Buyer Revenue Bonds, AMT, Series K, 6.375%
                                                          due 10/01/2026 (f)                                                 2,680
                          AAA          Aaa       1,440    New Jersey State Transportation Trust Fund Authority,
                                                          Transportation System Revenue Refunding Bonds,
                                                          Series B, 6% due 12/15/2011 (g)                                    1,703
                          A            A1        2,000    Tobacco Settlement Financing Corporation, New Jersey,
                                                          Asset-Backed Revenue Refunding Bonds, 6.125%
                                                          due 6/01/2042                                                      1,779
==================================================================================================================================
New Mexico--0.7%          AAA          Aaa       2,300    Santa Fe, New Mexico, Revenue Bonds, 6.30% due
                                                          6/01/2004 (a)(g)                                                   2,455
==================================================================================================================================
New York--8.7%                                            New York City, New York, GO:
                          AAA          A2        1,500         DRIVERS, Series 194, 10.06% due 2/01/2015 (d)(h)              1,802
                          AAA          Aaa       1,000         Series E, 5.875% due 8/01/2013 (m)                            1,127
                          AAA          Aaa       3,290         Series E, 5.75% due 5/15/2018 (m)                             3,605
                          AAA          Aaa       1,000         Series G, 6% due 10/15/2016 (m)                               1,141
                          AAA          Aaa       4,000         Series I, 6.25% due 4/15/2027 (m)                             4,467
                                                          New York City, New York, GO, Refunding:
                          AAA          Aaa       4,000         Series A, 6.375% due 5/15/2013 (b)                            4,690
                          AAA          Aaa       3,995         Series A, 6.375% due 5/15/2014 (b)                            4,689
                          AAA          Aaa       5,000         Series A, 6.375% due 5/15/2015 (b)                            5,834
                          AAA          Aaa       2,000         Series L, 5.75% due 8/01/2013 (m)                             2,255
==================================================================================================================================
North Carolina--2.4%      AAA          Aaa       7,000    North Carolina, Eastern Municipal Power Agency,
                                                          Power System Revenue Refunding Bonds, Series B,
                                                          6.125% due 1/01/2009 (f)                                           8,079
==================================================================================================================================
Ohio--0.8%                AAA          Aaa       2,500    North Canton, Ohio, City School District GO, 6.70%
                                                          due 12/01/2004 (a)(g)                                              2,795
==================================================================================================================================
Pennsylvania--4.4%        AAA          Aaa         600    Allegheny County, Pennsylvania, Sanitation Authority,
                                                          Sewer Revenue Bonds, 5.50% due 12/01/2030 (f)                        632
                          AAA          Aaa       6,500    Philadelphia, Pennsylvania, Authority for Industrial
                                                          Development, Lease Revenue Bonds, Series B, 5.50%
                                                          due 10/01/2020 (d)                                                 7,010
                          AAA          Aaa       4,500    Philadelphia, Pennsylvania, School District, GO, Series B,
                                                          5.625% due 8/01/2020 (b)(k)                                        4,913
                          AAA          Aaa       2,250    Washington County, Pennsylvania, Capital Funding
                                                          Authority Revenue Bonds (Capital Projects and
                                                          Equipment Program), 6.15% due 12/01/2029 (a)                       2,611
==================================================================================================================================
Rhode Island--2.7%        AAA          Aaa       4,345    Providence, Rhode Island, Public Building Authority,
                                                          General Revenue Bonds, Series A, 6.25% due 12/15/2020 (d)          5,050
                          AAA          Aaa       3,355    Rhode Island State Economic Development Corporation,
                                                          Airport Revenue Bonds, Series B, 6.50% due 7/01/2015 (b)           3,999
==================================================================================================================================
South Carolina--2.4%      A            A2        3,000    Lexington County, South Carolina, Health Services
                                                          District Inc., Hospital Revenue Refunding and Improvement
                                                          Bonds, 5.75% due 11/01/2028                                        3,053
                          AA           NR*       3,440    South Carolina Educational Facilities Authority for Private
                                                          Nonprofit Institutions Revenue Bonds (The Benedict
                                                          College), 5.625% due 7/01/2031 (l)                                 3,580
                          NR*          Aaa       1,265    South Carolina Housing Finance and Development
                                                          Authority, Mortgage Revenue Refunding Bonds, AMT,
                                                          Series A-2, 5.875% due 7/01/2009 (d)                               1,381
==================================================================================================================================
South Dakota--2.5%        AAA          NR*       7,000    South Dakota State Health and Educational Facilities
                                                          Authority, Revenue Refunding Bonds, Series A, 7.625%
                                                          due 7/01/2014 (f)                                                  8,531
==================================================================================================================================
Tennessee--5.7%           AAA          Aaa       8,500    Metropolitan Government of Nashville and Davidson
                                                          County, Tennessee, Water and Sewer Revenue Refunding
                                                          Bonds (Cab Converter), 7.70% due 1/01/2012 (b)                    10,817
                          AAA          Aaa       5,450    Mount Juliet, Tennessee, Public Building Authority
                                                          Revenue Bonds (Madison Suburban Utility District Loan),
                                                          Series B, 7.80% due 2/01/2004 (f)(g)                               6,350
                          AAA          Aaa       2,280    Tennessee HDA, Revenue Refunding Bonds
                                                          (Homeownership Program), AMT, Series 1, 5.95%
                                                          due 7/01/2012 (f)                                                  2,455
==================================================================================================================================
Texas--6.8%                                               Bell County, Texas, Health Facilities Development
                                                          Corporation, Revenue Refunding Bonds (Scott & White
                                                          Memorial Hospital), Series A (f):
                          AAA          Aaa       1,555         6.25% due 8/15/2011                                           1,781
                          AAA          Aaa       1,650         6.25% due 8/15/2012                                           1,873
                          AAA          Aaa       1,615    Bexar, Texas, Metropolitan Water District, Waterworks
                                                          System Revenue Refunding Bonds, 6.35% due 5/01/2025 (f)            1,800


                                     8 & 9

                                       MuniEnhanced Fund, Inc., January 31, 2003

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                          S&P        Moody's     Face
STATE                   Ratings+     Ratings+   Amount    Issue                                                             Value
==================================================================================================================================
Texas                     AAA          Aaa     $ 1,000    Gregory Portland, Texas, Independent School District,
(concluded)                                               GO, 5.75% due 8/15/2015 (f)                                     $  1,114
                                                          Houston, Texas, Airport System Revenue Refunding
                                                          Bonds, Sub-Lien (d):
                          AAA          Aaa       1,000         AMT, Series A, 5.50% due 7/01/2023                            1,025
                          AAA          Aaa         900         Series B, 5.50% due 7/01/2030                                   936
                          AA           NR*       3,200    Sam Rayburn, Texas, Municipal Power Agency Revenue
                                                          Refunding Bonds, 5.75% due 10/01/2021 (l)                          3,402
                                                          San Antonio, Texas, Airport System, Improvement
                                                          Revenue Bonds (Passenger Facility), AMT, Sub-Lien (b):
                          AAA          Aaa       1,465         5.75% due 7/01/2016                                           1,605
                          AAA          Aaa       1,550         5.75% due 7/01/2017                                           1,687
                          AA+          Aa2       1,000    San Antonio, Texas, General Improvement, GO, 6%
                                                          due 2/01/2020                                                      1,122
                          AAA          Aaa       5,200    Travis County, Texas, Health Facilities Development
                                                          Corporation Revenue Refunding Bonds, RITR, Series 4,
                                                          10.218% due 11/15/2024 (a)(h)                                      5,941
                          AAA          Aaa       1,000    University of Houston, Texas, University Revenue Bonds,
                                                          5.50% due 2/15/2030 (f)                                            1,041
==================================================================================================================================
Utah--1.7%                AAA          NR*       5,000    Salt Lake County, Utah, Hospital Revenue Bonds,
                                                          DRIVERS, Series 186, 9.54% due 5/15/2014 (a)(h)                    5,894
==================================================================================================================================
Virginia--5.9%            AAA          Aaa      10,000    Fairfax County, Virginia, EDA, Resource Recovery
                                                          Revenue Refunding Bonds, AMT, Series A,
                                                          6.10% due 2/01/2010 (a)                                           11,433
                          AAA          Aaa       2,300    Halifax County, Virginia, IDA, Exempt Facility Revenue
                                                          Refunding Bonds (Old Dominion Electric Cooperative
                                                          Project), AMT, 5.625% due 6/01/2028 (a)                            2,423
                          AAA          Aaa       6,000    Loudoun County, Virginia, COP, 6.80% due 3/01/2014 (d)             6,463
==================================================================================================================================
Washington--10.2%         AAA          NR*       5,000    Energy Northwest, Washington, Electric Revenue Bonds,
                                                          DRIVERS, Series 242, 10.04% due 7/01/2017 (f)(h)                   6,146
                                                          Franklin County, Washington, Public Utility District
                                                          Number 001, Electric Revenue Refunding Bonds (f):
                          AAA          Aaa       1,505         5.625% due 9/01/2019                                          1,639
                          AAA          Aaa       1,585         5.625% due 9/01/2020                                          1,717
                          AAA          Aaa       1,375         5.625% due 9/01/2021                                          1,497
                          AAA          Aaa       2,150    King County, Washington, Sewer Revenue Refunding
                                                          Bonds, Series B, 5.50% due 1/01/2027 (d)                           2,263
                          AAA          Aaa       1,500    Port Seattle, Washington, Revenue Bonds, AMT, Series B,
                                                          5.625% due 4/01/2016 (b)                                           1,612
                          NR*          Aaa       5,000    Snohomish County, Washington, Arlington School District
                                                          Number 016, GO, 6.50% due 12/01/2015 (b)                           5,948
                          AAA          Aaa         450    Snohomish County, Washington, Public Utility District
                                                          Number 001, Electric Revenue Bonds, 5.50%
                                                          due 12/01/2023 (d)                                                   478
                          AAA          Aaa       2,000    Snohomish County, Washington, Public Utility District
                                                          Number 001, Electric Revenue Refunding Bonds,
                                                          5.375% due 12/01/2024 (d)                                          2,077
                                                          Washington State, GO:
                          AAA          Aaa       3,000         Series 2000 A, 5.625% due 7/01/2021 (d)                       3,190
                          AAA          Aaa       7,000         Series A and AT-6, 6.25% due 2/01/2011 (f)                    8,231
==================================================================================================================================
Wisconsin--0.5%           NR*          Aaa       1,650    Osceola, Wisconsin, School District, GO, School Building,
                                                          Series A, 5.50% due 5/01/2019 (b)                                  1,783
==================================================================================================================================
                                                          Total Municipal Bonds (Cost--$446,941)--140.4%                   480,129
==================================================================================================================================

                                                Shares
                                                 Held     Common Stock
==================================================================================================================================
                                                 7,901    Merrill Lynch Institutional Tax-Exempt Fund (j)                    7,901
==================================================================================================================================
                                                          Total Common Stock (Cost--$7,901)--2.3%                            7,901
==================================================================================================================================
                          Total Investments (Cost--$454,842)--142.7%                                                       488,030

                          Variation Margin on Financial Futures Contracts**--0.0%                                              (28)

                          Other Assets Less Liabilities--1.2%                                                                4,062

                          Preferred Stock, at Redemption Value--(43.9%)                                                   (150,050)
                                                                                                                          --------
                          Net Assets Applicable to Common Stock--100.0%                                                   $342,014
                                                                                                                          ========
==================================================================================================================================

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FNMA/GNMA Collateralized.
(d)   FSA Insured.
(e)   GNMA Collateralized.
(f)   MBIA Insured.
(g)   Prerefunded.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2003.
(i)   Escrowed to maturity.
(j) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
--------------------------------------------------------------------------------
                                     Net Share          Net          Dividend
Affiliate                            Activity          Cost           Income
--------------------------------------------------------------------------------

Merrill Lynch Institutional
Tax-Exempt Fund                       7,901           $7,901            $31
--------------------------------------------------------------------------------

(k) All or a portion of security held as collateral in connection with open financial futures contracts.
(l)   Radian Insured.
(m)   XL Capital Insured.
  +   Ratings of issues shown are unaudited.
  *   Not Rated.
 **   Financial futures contracts sold as of January 31, 2003 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Number of                              Expiration
      Contracts            Issue                 Date                     Value
      --------------------------------------------------------------------------

          295       U.S. Treasury Bonds       March 2003                 $33,672
      --------------------------------------------------------------------------
      Total Financial Futures Contracts Sold
      (Total Contract Price--$33,303)                                    $33,672
                                                                         =======
      --------------------------------------------------------------------------

      See Notes to Financial Statements.

Quality Profile
(unaudited)

The quality ratings of securities in the Fund as of January 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                                  Percent of
S&P Rating/Moody's Rating                                      Total Investments
--------------------------------------------------------------------------------
AAA/Aaa ....................................................         87.5%
AA/Aa ......................................................          8.6
A/A ........................................................          2.3
Other* .....................................................          1.6
--------------------------------------------------------------------------------

*     Temporary investments in short-term securities.


                                     10 & 11

                                       MuniEnhanced Fund, Inc., January 31, 2003

STATEMENT OF NET ASSETS

                         As of January 31, 2003
===================================================================================================================================
Assets:                  Investments, at value (identified cost--$454,842,143) .......................                 $488,029,502
                         Receivables:
                           Interest ..................................................................  $ 7,416,201
                           Securities sold ...........................................................       41,191
                           Dividends .................................................................       31,329       7,488,721
                                                                                                        -----------
                         Prepaid expenses ............................................................                       62,655
                                                                                                                       ------------
                         Total assets ................................................................                  495,580,878
                                                                                                                       ------------
===================================================================================================================================
Liabilities:             Payables:
                           Securities purchased ......................................................    2,903,490
                           Investment adviser ........................................................      235,300
                           Dividends to Common Stock shareholders ....................................      200,302
                           Variation margin ..........................................................       27,656       3,366,748
                                                                                                        -----------
                         Accrued expenses and other liabilities ......................................                      150,181
                                                                                                                       ------------
                         Total liabilities ...........................................................                    3,516,929
                                                                                                                       ------------
===================================================================================================================================
Preferred Stock:         Preferred Stock, at redemption value, par value $.025 per share (2,000
                         Series A shares, 2,000 Series B shares and 2,000 Series C shares of
                         AMPS* issued and outstanding at $25,000 per share liquidation preference) ...                  150,050,260
                                                                                                                       ------------
===================================================================================================================================
Net Assets               Net assets applicable to Common Stock .......................................                 $342,013,689
Applicable to                                                                                                          ============
Common Stock:
===================================================================================================================================
Analysis of Net          Common Stock, par value $.10 per share (29,369,874 shares issued and
Assets Applicable to     outstanding) ................................................................                 $  2,936,987
Common Stock:            Paid-in capital in excess of par ............................................                  323,104,599
                         Undistributed investment income--net ........................................  $ 4,581,841
                         Accumulated realized capital losses on investments--net .....................  (21,428,347)
                         Unrealized appreciation on investments--net .................................   32,818,609
                                                                                                        -----------
                         Total accumulated earnings--net .............................................                   15,972,103
                                                                                                                       ------------
                         Total--Equivalent to $11.65 net asset value per share of Common Stock
                         (market price--$10.62) ......................................................                 $342,013,689
                                                                                                                       ============
===================================================================================================================================

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                         For the Year Ended January 31, 2003
====================================================================================================================================
Investment Income:       Interest ....................................................................                 $ 27,809,015
                         Dividends ...................................................................                       31,329
                                                                                                                       ------------
                         Total income ................................................................                   27,840,344
                                                                                                                       ------------
===================================================================================================================================
Expenses:                Investment advisory fees ....................................................  $ 2,458,363
                         Commission fees .............................................................      414,454
                         Accounting services .........................................................      163,853
                         Transfer agent fees .........................................................      101,863
                         Professional fees ...........................................................       89,627
                         Printing and shareholder reports ............................................       51,035
                         Directors' fees and expenses ................................................       32,170
                         Custodian fees ..............................................................       28,769
                         Listing fees ................................................................       28,293
                         Pricing fees ................................................................       22,088
                         Other .......................................................................       32,909
                                                                                                        -----------
                         Total expenses before reimbursement .........................................    3,423,424
                         Reimbursement of expenses ...................................................       (5,085)
                                                                                                        -----------
                         Total expenses after reimbursement ..........................................                    3,418,339
                                                                                                                       ------------
                         Investment income--net ......................................................                   24,422,005
                                                                                                                       ------------
===================================================================================================================================
Realized &               Realized loss on investments--net ...........................................                   (2,307,740)
Unrealized Gain (Loss)   Change in unrealized appreciation on investments--net .......................                    7,101,055
On Investments--Net:                                                                                                   ------------
                         Total realized and unrealized gain on investments--net ......................                    4,793,315
                                                                                                                       ------------
===================================================================================================================================
Dividends to             Investment income--net ......................................................                   (2,373,840)
Preferred Stock                                                                                                        ------------
Shareholders:            Net Increase in Net Assets Resulting from Operations ........................                 $ 26,841,480
                                                                                                                       ============
===================================================================================================================================

      See Notes to Financial Statements.


                                     12 & 13

                                       MuniEnhanced Fund, Inc., January 31, 2003

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                          For the Year Ended
                                                                                                              January 31,
                                                                                                    -------------------------------
                  Increase (Decrease) in Net Assets:                                                     2003              2002+
===================================================================================================================================
Operations:       Investment income--net .........................................................  $  24,422,005     $  23,493,595
                  Realized gain (loss) on investments--net .......................................     (2,307,740)        1,503,939
                  Change in unrealized appreciation on investments--net ..........................      7,101,055        (1,010,850)
                  Dividends to Preferred Stock shareholders ......................................     (2,373,840)       (3,958,920)
                                                                                                    -------------     -------------
                  Net increase in net assets resulting from operations ...........................     26,841,480        20,027,764
                                                                                                    -------------     -------------
===================================================================================================================================
Dividends to      Investment income--net .........................................................    (20,441,432)      (18,714,484)
Common Stock                                                                                        -------------     -------------
Shareholders:     Net decrease in net assets resulting from dividends to Common Stock shareholders    (20,441,432)      (18,714,484)
                                                                                                    -------------     -------------
===================================================================================================================================
Net Assets        Total increase in net assets applicable to Common Stock ........................      6,400,048         1,313,280
Applicable to     Beginning of year ..............................................................    335,613,641       334,300,361
Common Stock:                                                                                       -------------     -------------
                  End of year* ...................................................................  $ 342,013,689     $ 335,613,641
                                                                                                    =============     =============
===================================================================================================================================
                * Undistributed investment income--net ...........................................  $   4,581,841     $   2,693,575
                                                                                                    =============     =============
===================================================================================================================================

+ Certain prior year amounts have been reclassified to conform to current year presentation.

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                      The following per share data and ratios have been derived
                      from information provided in the financial statements.              For the Year Ended January 31,
                                                                               ----------------------------------------------------
                      Increase (Decrease) in Net Asset Value:                     2003       2002       2001       2000       1999
===================================================================================================================================
Per Share             Net asset value, beginning of year ....................  $  11.43   $  11.38   $  10.10   $  12.06   $  12.38
Operating                                                                      --------   --------   --------   --------   --------
Performance:++        Investment income--net+ ...............................       .83        .80        .80        .80        .85
                      Realized and unrealized gain (loss) on investments--net       .17        .02       1.33      (1.95)       .18
                      Dividends to Preferred Stock shareholders from
                      investment income--net ................................      (.08)      (.13)      (.21)      (.17)      (.18)
                                                                               --------   --------   --------   --------   --------
                      Total from investment operations ......................       .92        .69       1.92      (1.32)       .85
                                                                               --------   --------   --------   --------   --------
                      Less dividends and distributions to Common Stock
                      shareholders:
                        Investment income--net ..............................      (.70)      (.64)      (.64)      (.64)      (.67)
                        Realized gain on investments--net ...................        --         --         --         --       (.35)
                        In excess of realized gain on investments--net ......        --         --         --         --       (.15)
                                                                               --------   --------   --------   --------   --------
                      Total dividends and distributions to Common Stock
                      shareholders ..........................................      (.70)      (.64)      (.64)      (.64)     (1.17)
                                                                               --------   --------   --------   --------   --------
                      Net asset value, end of year ..........................  $  11.65   $  11.43   $  11.38   $  10.10   $  12.06
                                                                               ========   ========   ========   ========   ========
                      Market price per share, end of year ...................  $  10.62   $  11.05   $  10.79   $ 9.1875   $  12.00
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Total Investment      Based on market price per share .......................     2.43%      8.61%     25.36%    (18.52%)     6.36%
Return:*                                                                       ========   ========   ========   ========   ========
                      Based on net asset value per share ....................     8.62%      6.52%     20.27%    (10.87%)     7.38%
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Ratios Based on       Total expenses, net of reimbursement** ................     1.00%      1.00%      1.01%      1.00%       .94%
Average Net Assets                                                             ========   ========   ========   ========   ========
Of Common Stock:      Total expenses** ......................................     1.00%      1.00%      1.01%      1.00%       .94%
                                                                               ========   ========   ========   ========   ========
                      Total investment income--net** ........................     7.17%      7.00%      7.44%      7.16%      6.93%
                                                                               ========   ========   ========   ========   ========
                      Amount of dividends to Preferred Stock shareholders ...      .70%      1.18%      1.95%      1.52%      1.45%
                                                                               ========   ========   ========   ========   ========
                      Investment income--net, to Common Stock shareholders ..     6.47%      5.82%      5.49%      5.64%      5.48%
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Ratios Based on       Total expenses, net of reimbursement** ................      .70%       .69%       .69%       .69%       .66%
Average Net Assets                                                             ========   ========   ========   ========   ========
Of Common &           Total expenses ........................................      .70%       .69%       .69%       .69%       .66%
Preferred Stock:**                                                             ========   ========   ========   ========   ========
                      Total investment income--net ..........................     4.97%      4.84%      5.04%      4.91%      4.88%
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Ratios Based on       Dividends to Preferred Stock shareholders .............     1.57%      2.64%      4.10%      3.32%      3.43%
Average Net Assets                                                             ========   ========   ========   ========   ========
Of Preferred Stock:
===================================================================================================================================
Supplemental          Net assets applicable to Common Stock, end of year
Data:                 (in thousands) ........................................  $342,014   $335,614   $334,300   $296,644   $353,603
                                                                               ========   ========   ========   ========   ========
                      Preferred Stock outstanding, end of year (in thousands)  $150,000   $150,000   $150,000   $150,000   $150,000
                                                                               ========   ========   ========   ========   ========
                      Portfolio turnover ....................................    31.35%     43.12%     70.39%    124.61%    144.46%
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Leverage:             Asset coverage per $1,000 .............................  $  3,280   $  3,237   $  3,229   $  2,978   $  3,357
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Dividends Per Share   Series A--Investment income--net ......................  $    350   $    671   $  1,017   $    825   $    862
On Preferred Stock                                                             ========   ========   ========   ========   ========
Outstanding:          Series B--Investment income--net ......................  $    510   $    680   $  1,036   $    835   $    868
                                                                               ========   ========   ========   ========   ========
                      Series C--Investment income--net ......................  $    327   $    628   $  1,031   $    829   $    845
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================

 * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
 +    Based on average shares outstanding.
++ Certain prior year amounts have been reclassified to conform to current year presentation.

      See Notes to Financial Statements.


                                     14 & 15

                                       MuniEnhanced Fund, Inc., January 31, 2003

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniEnhanced Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MEN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market reflecting the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund is allowed to enter into forward interest rate swaps for the purpose of hedging the interest rate risk on portfolio securities. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Change in financial statement classification for Auction Market Preferred Stock ("AMPS") -- In accordance with the provisions of the Financial Accounting Standards Board's Emerging Issues Task Force D-98 ("EITF D-98"), "Classification and Measurement of Redeemable Securities," effective for the current period, the Fund has reclassified its AMPS outside of permanent equity in the Net Assets section of the Statement of Net Assets. In addition, dividends to Preferred Stock shareholders are now classified as a component of the "Net Increase in Net Assets Resulting from Operations" on the Statements of Operations and Changes in Net Assets and as a component of the "Total from investment operations" in the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. The application of EITF D-98 related entirely to presentation and had no impact on net asset value or the allocation of net investment income or net realized capital gains or losses to Common Stock shareholders.

(g) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $281,533 has been reclassified between paid-in capital in excess of par and undistributed net investment income. This reclassification has no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including assets acquired from the issuance of Preferred Stock. For the year ended January 31, 2003, FAM reimbursed the Fund in the amount of $5,085.

For the year ended January 31, 2003, the Fund reimbursed FAM $12,324 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended January 31, 2003 were $155,747,671 and $149,711,302, respectively.

Net realized gains (losses) for the year ended January 31, 2003 and net unrealized gains (losses) as of January 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                 Realized           Unrealized
                                              Gains (Losses)      Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ................        $  3,680,390         $ 33,187,359
Financial futures contracts ..........          (5,988,130)            (368,750)
                                              ------------         ------------
Total ................................        $ (2,307,740)        $ 32,818,609
                                              ============         ============
--------------------------------------------------------------------------------


                                     16 & 17

                                       MuniEnhanced Fund, Inc., January 31, 2003

As of January 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $33,196,801, of which $34,200,039 related to appreciated securities and $1,003,238 related to depreciated securities. The aggregate cost of investments at January 31, 2003 for Federal income tax purposes was $454,832,701.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without the approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the years ended January 31, 2003 and January 31, 2002 remained constant.

Preferred Stock

AMPS are shares of Preferred Stock of the Fund, with a par value of $.025 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend period for each series. The yields in effect at January 31, 2003 were as follows: Series A, 1.05%; Series B, 2.00%; and Series C, 1.04%.

Shares issued and outstanding during the years ended January 31, 2003 and January 31, 2002 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .50%, calculated on the proceeds of each auction. For the year ended January 31, 2003, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, received $123,140 as commissions.

5. Distributions to Shareholders:

On February 6, 2003, a tax-exempt income dividend of $.060000 was declared. The dividend was paid on February 27, 2003 to shareholders of record on February 14, 2003.

The tax character of distributions paid during the fiscal years ended January 31, 2003 and January 31, 2002 was as follows:

--------------------------------------------------------------------------------
                                                  1/31/2003           1/31/2002
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ....................         $22,815,272         $22,673,404
                                                 -----------         -----------
Total distributions ....................         $22,815,272         $22,673,404
                                                 ===========         ===========
--------------------------------------------------------------------------------

As of January 31, 2003, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income--net ....................        $  4,572,399
Undistributed long-term capital gains--net ..............                  --
                                                                 ------------
Total undistributed earnings--net .......................           4,572,399
Capital loss carryforward ...............................         (17,065,033)*
Unrealized gains--net ...................................          28,464,737**
                                                                 ------------
Total accumulated earnings--net .........................        $ 15,972,103
                                                                 ============
-----------------------------------------------------------------------------

 * On January 31, 2003, the Fund had a net capital loss carryforward of $17,065,033, of which $6,604,230 expires in 2008, $8,505,599 expires in
      2009 and $1,955,204 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the deferral of post-October capital losses for tax purposes.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniEnhanced Fund, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniEnhanced Fund, Inc., as of January 31, 2003, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at January 31, 2003 by correspondence with the custodian and broker; where a reply was not received from the broker, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniEnhanced Fund, Inc. as of January 31, 2003, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
March 12, 2003


                                     18 & 19

                                       MuniEnhanced Fund, Inc., January 31, 2003

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniEnhanced Fund, Inc. during its taxable year ended January 31, 2003 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

====================================================================================================================================
                                                                                                             Number of       Other
                                                                                                           Portfolios in   Director-
                                              Position(s)     Length                                        Fund Complex     ships
                                                 Held         of Time         Principal Occupation(s)       Overseen by     Held by
Name                   Address & Age           with Fund      Served          During Past 5 Years             Director      Director
====================================================================================================================================
Interested Director
====================================================================================================================================
Terry K. Glenn*    P.O. Box 9011               President      1999 to         Chairman, Americas Region       117 Funds       None
                   Princeton, NJ 08543-9011    and            present         since 2001 and Executive     162 Portfolios
                   Age: 62                     Director       and             Vice President since 1983
                                                              1989 to         of Fund Asset Management
                                                              present         ("FAM") and Merrill Lynch
                                                                              Investment Managers, L.P.
                                                                              ("MLIM"); President of
                                                                              Merrill Lynch Mutual Funds
                                                                              since 1999; Executive Vice
                                                                              President and Director of
                                                                              Princeton Services, Inc.
                                                                              ("Princeton Services")
                                                                              since 1993; President of
                                                                              Princeton Administrators,
                                                                              L.P. since 1988; Director
                                                                              of Financial Data Services,
                                                                              Inc. since 1985.
      ==============================================================================================================================
      *     Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or
            MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the
            Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; Executive Vice
            President of Princeton Services; and President of Princeton Administrators, L.P. The Director's term is unlimited.
            Directors serve until their resignation, removal or death, or until December 31, of the year in which they turn 72. As
            Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.
====================================================================================================================================

                                                                                                             Number of       Other
                                                                                                           Portfolios in   Director-
                                              Position(s)     Length                                        Fund Complex     ships
                                                 Held         of Time         Principal Occupation(s)       Overseen by     Held by
Name                   Address & Age           with Fund      Served*         During Past 5 Years             Director      Director
====================================================================================================================================
Independent Directors
====================================================================================================================================
James H.           P.O. Box 9095               Director       1995 to         Director and Executive Vice     42 Funds       None
Bodurtha           Princeton, NJ 08543-9095                   present         President of The China        60 Portfolios
                   Age: 58                                                    Business Group, Inc. since
                                                                              1996; Chairman, Berkshire
                                                                              Holding Corporation since
                                                                              1980.
====================================================================================================================================


                                     20 & 21

                                       MuniEnhanced Fund, Inc., January 31, 2003

OFFICERS AND DIRECTORS (concluded)

====================================================================================================================================
                                                                                                             Number of       Other
                                                                                                           Portfolios in   Director-
                                              Position(s)     Length                                        Fund Complex     ships
                                                 Held         of Time         Principal Occupation(s)       Overseen by     Held by
Name                   Address & Age           with Fund      Served*         During Past 5 Years             Director      Director
====================================================================================================================================
Independent Directors (concluded)
====================================================================================================================================
Joe Grills         P.O. Box 9095               Director       2002 to         Member of the Committee on      42 Funds      Kimco
                   Princeton, NJ 08543-9095                   present         Investment of Employee        60 Portfolios   Realty
                   Age: 67                                                    Benefit Assets of the                         Corpora-
                                                                              Association of Financial                      tion
                                                                              Professionals ("CIEBA")
                                                                              since 1986; Member of
                                                                              CIEBA's Executive Committee
                                                                              since 1988; Member of the
                                                                              Investment Advisory
                                                                              Committees of the State of
                                                                              New York Common Retirement
                                                                              Fund since 1989; Member of
                                                                              the Investment Advisory
                                                                              Committee of the Howard
                                                                              Hughes Medical Institute
                                                                              from 1997 to 2000; Director
                                                                              of Duke Management Company
                                                                              since 1992 and Vice
                                                                              Chairman thereof since
                                                                              1998; Director, LaSalle
                                                                              Street Fund from 1995 to
                                                                              2001; Member of the
                                                                              Investment Advisory
                                                                              Committee of the Virginia
                                                                              Retirement System since
                                                                              1998; Director, Montpelier
                                                                              Foundation since 2000;
                                                                              Member of the Investment
                                                                              Committee of the Woodberry
                                                                              Forest School since 2000;
                                                                              Member of the Investment
                                                                              Committee of the National
                                                                              Trust for Historic
                                                                              Preservation since 2000.
====================================================================================================================================
Herbert I.         P.O. Box 9095               Director       1989 to         John M. Olin                     42 Funds      None
London             Princeton, NJ 08543-9095                   present         Professor of                  60 Portfolios
                   Age: 63                                                    Humanities, New York
                                                                              University since 1993
                                                                              and Professor thereof
                                                                              since 1980; President
                                                                              of Hudson Institute
                                                                              since 1997 and
                                                                              Trustee thereof since
                                                                              1980.
====================================================================================================================================
Andre F. Perold    P.O. Box 9095               Director       1989 to         George Gund Professor            42 Funds      None
                   Princeton, NJ 08543-9095                   present         of Finance and                60 Portfolios
                   Age: 50                                                    Banking, Harvard
                                                                              Business School since
                                                                              2000 and a member of
                                                                              the faculty since
                                                                              1979; Director of
                                                                              Stockback.com since
                                                                              2002.
====================================================================================================================================
Roberta Cooper     P.O. Box 9095               Director       1999 to         Shareholder, Modrall,            42 Funds    Cooper's,
Ramo               Princeton, NJ 08543-9095                   present         Sperling, Roehl,              60 Portfolios  Inc.;
                   Age: 60                                                    Harris & Sisk, P.A.                          ECMC,
                                                                              since 1993; Director,                        Inc.
                                                                              Cooper's Inc. since
                                                                              1999; Director, ECMC,
                                                                              Inc. since 2001.
====================================================================================================================================
Robert S.          P.O. Box 9095               Director       2002 to         Principal of STI                 42 Funds      None
Salomon, Jr.       Princeton, NJ 08543-9095                   present         Management since              60 Portfolios
                   Age: 66                                                    1994; Trustee of
                                                                              Commonfund from 1980
                                                                              to 2002; Trustee and
                                                                              Chairman of the
                                                                              Investment Manage-
                                                                              ment Workshop from
                                                                              1978 to 2000;
                                                                              Director of Rye
                                                                              Country Day School
                                                                              since 2001.
====================================================================================================================================
Stephen B.         P.O. Box 9095               Director       2002 to         Chairman of Fernwood            42 Funds     Interna-
Swensrud           Princeton, NJ 08543-9095                   present         Advisors since 1996;          60 Portfolios  tional
                   Age: 69                                                    Principal of Fernwood                        Mobile
                                                                              Associates since                             Communi-
                                                                              1975; Chairman of RPP                        cations,
                                                                              Corporation since                            Inc.
                                                                              1978; Director,
                                                                              International Mobile
                                                                              Communications, Inc.
                                                                              since 1998.
      ==============================================================================================================================
      *     The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
====================================================================================================================================

                                              Position(s)     Length
                                                 Held         of Time
Name                   Address & Age           with Fund      Served*         Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers
====================================================================================================================================
Donald C. Burke    P.O. Box 9011               Vice           1993 to         First Vice President of FAM and MLIM since
                   Princeton, NJ 08543-9011    President      present         1997 and the Treasurer thereof since 1999;
                   Age: 42                     and            and             Senior Vice President and Treasurer of
                                               Treasurer      1999 to         Princeton Services since 1999; Vice President
                                                              present         of FAMD since 1999; Director of MLIM Taxation
                                                                              since 1990.
====================================================================================================================================
Kenneth A. Jacob   P.O. Box 9011               Senior         2002 to         Managing Director of MLIM since 2000 and First
                   Princeton, NJ 08543-9011    Vice           present         Vice President from 1997 to 2000.
                   Age: 51                     President
====================================================================================================================================
John M. Loffredo   P.O. Box 9011               Senior         2002 to         Managing Director of MLIM since 2000 and First
                   Princeton, NJ 08543-9011    Vice           present         Vice President from 1997 to 2000.
                   Age: 39                     President
====================================================================================================================================
Michael Kalinoski  P.O. Box 9011               Vice           2000 to         Vice President of MLIM since 1999; Municipal
                   Princeton, NJ 08543-9011    President      present         Bond Trader with Strong Capital Management
                   Age: 32                                                    from 1993 to 1999.
====================================================================================================================================
Alice A.           P.O. Box 9011               Secretary      1999 to         Director (Legal Advisory) of MLIM since 2002;
Pellegrino         Princeton, NJ 08543-9011                   present         Vice President of MLIM from 1999 to 2002;
                   Age: 42                                                    Attorney associated with MLIM from 1997 to
                                                                              1999.
      ==============================================================================================================================
      *     Officers of the Fund serve at the pleasure of the Board of Directors.
====================================================================================================================================

Transfer Agents

Common Stock:

EquiServe Trust Company, I.A.
P.O. Box 43011
Providence, RI 02940-3011

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

NYSE Symbol

MEN

--------------------------------------------------------------------------------
Melvin R. Seiden, Director of MuniEnhanced Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Seiden well in his retirement.
--------------------------------------------------------------------------------


                                     22 & 23

[LOGO] Merrill Lynch Investment Managers
                                                              [GRAPHICS OMITTED]

MuniEnhanced Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies by investing primarily in a portfolio of long-term, investment-grade municipal obligations, the interest on which is exempt from Federal income taxes in the opinion of the bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of MuniEnhanced Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniEnhanced Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper             #10874--1/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15, 2003)

      (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

      (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

      (e)(2) Disclose the percentage of services described in each of paragraphs
             (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

      (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

      (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

      (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Items 5-6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A.

Item 8 -- Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for CEO/CFO). Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MuniEnhanced Fund, Inc.

By: /s/ Terry K. Glenn
    -----------------------
    Terry K. Glenn,
    President of
    MuniEnhanced Fund, Inc.

Date: March 17, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Terry K. Glenn
    -----------------------
    Terry K. Glenn,
    President of
    MuniEnhanced Fund, Inc.

Date: March 17, 2003

By: /s/ Donald C. Burke
    -----------------------
    Donald C. Burke,
    Chief Financial Officer of
    MuniEnhanced Fund, Inc.

Date: March 17, 2003